Exhibit 32.2

Certification by the Chief Financial Officer

Relating to a Periodic Report Containing Financial Statements

I, Deborah S. Maddocks, Vice President - Finance, of PAULA Financial, a Delaware corporation (the “Company”), each certify that:

(1)                                  The Company’s periodic report on Form 10-Q for the period ended June 30, 2003 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)                                  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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VICE PRESIDENT - FINANCE

/s/ Deborah S. Maddocks
Deborah S. Maddocks

Date:	August 8, 2003